COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC (“CSFB”), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Subject to Revision
Term Sheet dated January 7, 2004

$950,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-A
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-A (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CREDIT SUISSE FIRST BOSTON
BANC OF AMERICA SECURITIES LLC
CITIGROUP
RBS GREENWICH CAPITAL

GROUP II & III HOME EQUITY LOANS
The following summary information with respect to the Group II & III Home Equity Loans is as of the Statistical Calculation Date:
Summary Statistics

Avg. Outstanding Principal Balance	$129,981.29
Wtd. Avg. Coupon Rate (approximate)	7.621%
Wtd. Avg. Gross Margin (approximate)	7.918%
Wtd. Avg. Maximum Rate (approximate) (1)	14.587%
Wtd. Avg. Minimum Rate (approximate) (1)	7.620%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.77%
Wtd. Avg. Original Term to Maturity (approximate)	360
Wtd. Avg. Remaining Term to Maturity (approximate)	358
Wtd. Avg. Original Credit Score (approximate) (2)	590
Maximum Seasoning	17
Ratio of First to Second Liens	100% / 0%

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(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II and Group III Home Equity Loans.

(2)

Excludes one Home Equity Loan for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II and Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP II & III HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.78 - 10.00	1	$34,968.83	0.01%
10.01 - 15.00	1	49,905.77	0.01
15.01 - 20.00	5	287,224.36	0.05
20.01 - 25.00	9	701,010.42	0.13
25.01 - 30.00	10	668,053.34	0.12
30.01 - 35.00	23	1,385,960.42	0.25
35.01 - 40.00	24	2,147,420.66	0.39
40.01 - 45.00	32	2,530,953.69	0.46
45.01 - 50.00	52	4,059,057.86	0.73
50.01 - 55.00	75	7,080,854.33	1.28
55.01 - 60.00	104	10,195,070.20	1.84
60.01 - 65.00	127	14,270,498.96	2.58
65.01 - 70.00	210	22,677,970.46	4.10
70.01 - 75.00	347	43,305,047.83	7.82
75.01 - 80.00	849	108,926,577.97	19.68
80.01 - 85.00	651	87,222,904.38	15.76
85.01 - 90.00	1,260	178,980,091.32	32.33
90.01 - 95.00	418	59,211,923.40	10.70
95.01 - 100.00	61	9,854,811.99	1.78
Total:	4,259	$553,590,306.19	100.00%

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(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II & III Home Equity Loans is approximately 81.77%.

CURRENT COUPON RATES OF GROUP II & III HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.750 - 5.000	2	$382,986.11	0.07%
5.001 - 5.500	117	25,078,042.54	4.53
5.501 - 6.000	299	51,420,229.90	9.29
6.001 - 6.500	366	58,954,498.36	10.65
6.501 - 7.000	544	84,099,304.20	15.19
7.001 - 7.500	449	61,910,902.37	11.18
7.501 - 8.000	678	87,212,138.60	15.75
8.001 - 8.500	418	49,129,502.02	8.87
8.501 - 9.000	507	56,136,036.25	10.14
9.001 - 9.500	246	25,879,445.49	4.67
9.501 - 10.000	319	28,974,753.97	5.23
10.001 - 10.500	160	12,961,565.67	2.34
10.501 - 11.000	111	7,891,547.44	1.43
11.001 - 11.500	30	2,425,680.51	0.44
11.501 - 12.000	11	865,877.89	0.16
12.001 - 12.350	2	267,794.87	0.05
Total:	4,259	$553,590,306.19	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II & III Home Equity Loans is approximately 7.621%.

TYPES OF MORTGAGED PROPERTIES OF GROUP II & III HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,748	$475,767,704.03	85.94%
PUD	274	48,904,088.39	8.83
Condominium	108	14,319,263.76	2.59
Townhouse	62	7,609,842.76	1.37
Manufactured Housing	39	3,154,012.15	0.57
Two- to Four-Family	28	3,835,395.10	0.69
Total:	4,259	$553,590,306.19	100.00%

OCCUPANCY STATUS OF GROUP II & III HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	4,167	$546,493,758.06	98.72%
Second Home	26	1,787,971.76	0.32
Investment Property	66	5,308,576.37	0.96
Total:	4,259	$553,590,306.19	100.00%

DOCUMENTATION TYPES OF GROUP II & III HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,712	$474,514,518.92	85.72%
Limited Documentation	131	20,392,151.94	3.68
Stated Income	416	58,683,635.33	10.60
Total:	4,259	$553,590,306.19	100.00%

CREDIT GRADES OF GROUP II & III HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A1	1,643	$242,827,979.09	43.86%
A2	1,438	181,048,791.31	32.70
A+	201	31,531,796.14	5.70
B	315	32,820,038.32	5.93
C1	493	48,044,322.17	8.68
C2	169	17,317,379.16	3.13
Total:	4,259	$553,590,306.19	100.00%

ORIGINAL CREDIT SCORES OF GROUP II & III HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not available(3)	1	$107,232.76	0.02%
441 - 450	2	122,809.69	0.02
451 - 475	6	393,709.41	0.07
476 - 500	26	2,453,844.38	0.44
501 - 525	364	35,498,560.50	6.41
526 - 550	858	103,611,742.09	18.72
551 - 575	775	93,520,596.55	16.89
576 - 600	689	93,312,050.71	16.86
601 - 625	647	92,014,072.42	16.62
626 - 650	453	69,389,836.20	12.53
651 - 675	222	32,445,223.99	5.86
676 - 700	114	15,793,260.09	2.85
701 - 725	57	9,543,377.23	1.72
726 - 750	22	2,856,832.87	0.52
751 - 775	14	1,476,313.26	0.27
776 - 800	9	1,050,844.04	0.19
Total:	4,259	$553,590,306.19	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II & III Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 590.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PURPOSE OF GROUP II & III HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Purchase	379	$61,311,924.72	11.08%
Refinance	1,002	138,450,527.03	25.01
Cash-out Refi	2,878	353,827,854.44	63.92
Total:	4,259	$553,590,306.19	100.00%